GREAT-WEST FUNDS, INC.

Great-West Putnam Equity Income Fund

Institutional Class Ticker: MXQCX

Investor Class Ticker: MXQIX

(the “Fund”)

Supplement dated June 14, 2019 to the Prospectus and Summary Prospectus for the

Fund, each dated April 30, 2019 and the Statement of Additional Information

for Great-West Funds, Inc., dated April 30, 2019.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Summary

At in-person meetings held on December 6-7, 2018 and June 12-13, 2019 (“the Meetings”) the Board of Directors of Great-West Funds, Inc. (“Great-West Funds”), including a majority of its directors who are not “interested persons” of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved the following to occur on or about August 23, 2019 (the “Effective Date”):

1)  A name change for the Fund from the “Great-West Putnam Equity Income Fund” to the “Great-West Large Cap Value Fund;”

2)  A reduction in the management fee of the Fund from 0.74% of the average daily net assets on assets up to $1 billion, 0.69% of the average daily net on assets over $1 billion, and 0.64% of the average daily net assets on assets over $2 billion to 0.61% of the average daily net assets on assets up to $1 billion, 0.56% of the average daily net on assets over $1 billion, and 0.51% of the average daily net assets on assets over $2 billion;

3)  A reduction in the expense limitation from 0.75% of the Fund’s average daily assets to 0.61% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs;

4)  The addition of T. Rowe Price Associates, Inc. (“T. Rowe Price”) as an additional sub-adviser to the Fund alongside the Fund’s current sub-adviser, Putnam Investment Management, LLC (“Putnam”); and

5)  A revised 80% investment policy to include the capitalization range of the equities in which the Fund invests.

In addition, at the Meetings the Board of Directors of Great-West Funds, including a majority of its directors who are not “interested persons” of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization that provides for the merger of the Great-West T. Rowe Price Equity Income Fund, a series of Great-West Funds (the “Target Fund”), with and into the Fund (the “Merger”) subject to approval by the shareholders of the Target Fund. Subject to shareholder approval, it is anticipated that the Merger will be consummated on or about the Effective Date. After the Effective Date, the performance information for your Fund will be that of the Target Fund due to the accounting and performance survivor analysis conducted in connection with the Merger. Accordingly, on the Effective Date, the Fund’s tickers for the Institutional Class and Investor Class will change as reflected below in the Prospectus, Summary Prospectus and Statement of Additional Information:

Current Tickers	New Tickers
Institutional Class Ticker: MXQCX	Institutional Class Ticker: MXVHX
Investor Class Ticker: MXQIX	Investor Class Ticker: MXEQX

Name Change

Accordingly, on the Effective Date the Fund’s name will change as reflected below in the Prospectus, Summary Prospectus and Statement of Additional Information:

Current Name	New Name
Great-West Putnam Equity Income Fund	Great-West Large Cap Value Fund

Management Fee and Expense Limit Reduction

On the Effective Date, the following changes are made to the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”), as applicable:

In the section entitled “Annual Fund Operating Expenses” on page 1 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class	Class L
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.01%	0.38%	0.71%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses[2]	0.01%	0.03%	0.36%
Total Annual Fund Operating Expenses	0.61%	0.98%	1.56%
Fee Waiver and Expense Reimbursement[3]	0.00%	0.02%	0.35%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.61%	0.96%	1.21%

[1]	The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on August 23, 2019.
[2]	Other Expenses are estimated for Class L shares because the class not yet commenced operations.

[3]

GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.61% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2020 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

In the section entitled “Example” on page 1 of the Prospectus and Summary Prospectus, the entire table is hereby deleted in its entirety and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$62	$195	$340	$762
Investor Class	$98	$310	$540	$1,200
Class L	$123	$458	$817	$1,827

In the section entitled “Principal Investment Strategies” on page 1 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

Sub-adviser Addition and 80% Investment Policy Change

“The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities with market capitalizations that, at the time of purchase, fall within the capitalization range of the Russell 1000 Value Index (which was composed of companies having a market capitalization of between $472.5 million and $785 billion as of December 31, 2018).

The Fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the portfolio managers believe are currently undervalued by the market and other measures. If the portfolio managers are correct and other investors recognize the value of the company, the price of its stock may rise.

The Fund may also invest in common stocks of small size U.S. companies, convertible securities, and companies from outside the United States, as well as fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in below investment grade fixed income securities (“high yield-high risk” or “junk” securities). The Fund may at times invest significantly in certain sectors, such as the financials sector.

The Fund’s investment portfolio is managed by two sub-advisers: Putnam Investment Management, LLC (“Putnam”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”). Putnam seeks to invest mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. T. Rowe Price seeks to invest in large companies that have a strong track record of paying dividends or that are believed to be undervalued.

The Fund’s investment adviser, Great-West Capital Management, LLC (“GWCM”), maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Putnam and a 50% allocation of the Fund’s assets to T. Rowe Price. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.”

In the section entitled “Principal Investment Risks” on page 2 of the Prospectus and Summary Prospectus, the following risks are being added:

“Fixed Income Securities Risk - Investments in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held.

Multi-Manager Risk - Each Sub-Adviser makes investment decisions independently. It is possible that the security selection process of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected.”

In the section entitled “Sub-Adviser” on page 3 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Sub-Adviser

Putnam and T. Rowe Price”

In the section entitled “Portfolio Managers” on page 3 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Putnam
Darren Jaroch, CFA	Portfolio Manager	2012
Walter Scully, CPA	Assistant Portfolio Manager	2012
T. Rowe Price
John D. Linehan, CFA	Portfolio Manager	2019

Under the header “More Information About the Fund”, in the section entitled “Principal Investment Strategies” on page 4 of the Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Principal Investment Strategies

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities with market capitalizations that, at the time of purchase, fall within the capitalization range of the Russell 1000 Value Index (which was composed of companies having a market capitalization of between $472.5 million and $785 billion as of December 31, 2018). Equity investments include common stock, which represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends.

The Fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the portfolio managers believe are currently undervalued by the market. If the portfolio managers are correct and other investors recognize the value of the company, the price of its stock may rise.

The Fund may also invest in common stocks of small size U.S. companies, convertible securities, companies from outside the United States, as well as fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in below investment grade fixed income securities (“high yield-high risk” or “junk” securities). Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A foreign security is a security issued in the currency of a country other than the United States. Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a rate of interest and must repay the amount borrowed at maturity. Below investment grade securities are rated BB or lower by Standard & Poor’s Global Ratings or have a comparable rating from another nationally recognized statistical rating organization, or are of comparable quality if unrated. Below investment grade quality bonds include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. The Fund may at times invest significantly in certain sectors, such as the financials sector.

The Fund’s investment portfolio is managed by two sub-advisers: Putnam and T. Rowe Price. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Putnam and a 50% allocation of the Fund’s assets to T. Rowe Price. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.

The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by Great-West Funds’ Board of Directors without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.

Immediately following the section entitled “Securities Lending” on page 5 of the Prospectus, the following section is added:

“How the Sub-Advisers Select Investments

Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets which it manages pursuant to the investment philosophy described below.

Putnam mainly invests in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Putnam may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

T. Rowe Price seeks to invest in large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued. T. Rowe Price’s in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for dividend growth and capital appreciation. T. Rowe Price seeks to invest in companies which have one or more of the following characteristics: established operating histories; above-average current dividend yields relative to the Russell 1000® Value Index; sound balance sheets and other positive financial characteristics; low price/earnings ratio relative to the Russell 1000 Value Index; and low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises. T. Rowe Price seeks a yield, which reflects the level of dividends paid by the portion of the Fund it sub-advises, that exceeds the yield of the Russell 1000 Value Index. T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including, a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.”

Under the header “More Information About the Fund,” in the section entitled “Principal Investment Risks” on page 5 of the Prospectus, the following risks are being added:

Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Multi-Manager Risk - Because each Sub-Adviser makes investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible that one Sub-Adviser may, at any time, take positions that may be opposite of positions taken by the other Sub-Adviser. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. The Sub-Advisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transactions costs. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected for the Fund.”

Under the header “Management and Organization,” in the section entitled “Sub-Adviser” on page 7 of the Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Sub-Advisers

Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub- Adviser’s agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of GWCM’s advisory fee described above. The following is additional information regarding the Sub-Advisers:

Putnam is a Delaware limited liability company and is registered as an investment adviser with the SEC. Its principal business address is 100 Federal Street, Boston, MA 02110. Putnam is an affiliate of GWCM and GWL&A. Putnam is an indirect wholly owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to GWCM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Darren Jaroch, CFA, is the portfolio manager of the portion of the Fund sub-advised by Putman. Mr. Jaroch is a Portfolio Manager at Putnam and also manages other funds managed by Putnam or an affiliate. Mr. Jaroch joined Putnam in 1999 and has been in the investment industry since 1996.

Walter Scully is the assistant portfolio manager of the portion of the Fund sub-advised by Putman. Mr. Scully is a Portfolio Manager and Analyst at Putnam and also manages other funds managed by Putnam or an affiliate. Mr. Scully, CPA, has been in the investment industry since he joined Putnam in 1996.

T. Rowe Price is a Maryland corporation and wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price is registered as an investment adviser with the SEC. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

The portion of the Fund sub-advised by T. Rowe Price is managed by an Investment Advisory Committee chaired by John D. Linehan, CFA. The committee chairman has day- to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. This Investment Advisory Committee also serves as the investment committee for the T. Rowe Price Equity Income Fund. Mr. Linehan, Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. and Chairman of the T. Rowe Price Equity Income Fund’s Investment Advisory Committee, has been the portfolio manager of the T. Rowe Price Equity Income Fund since 2015 and has been managing investments since 1989.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary

Prospectus, each dated April 30, 2019 and the Statement of Additional Information for Great-West Funds, Inc., dated

April 30, 2019.

Please keep this Supplement for future reference.